UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 2, 2010

Date of report (Date of earliest event reported)
ADVANCED BIOENERGY, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52421	20-2281511

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250
Minneapolis, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Telephone Number: (763) 226-2701

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 2-4, 2010, Advanced BioEnergy, LLC (the “Company”) entered into Subscription Agreements with various accredited investors providing for the subscription by such investors for 6,900,000 membership units of the Company at a price of $1.50 per unit for an aggregate purchase price of $10,350,000. These subscriptions were accepted in connection with a private placement. The Subscription Agreements are conditioned upon, among other things, the completion of the restructuring (the “Restructuring”) of the debt of the Company’s subsidiary, Heartland Grain Fuels, L.P. (“HGF”). If the Restructuring is not completed, the funds will be promptly returned to the investors without interest.
     The net proceeds from the private placement, after deducting offering expenses, will be used to contribute $10,000,000 in cash to HGF in connection with the agreed upon terms of the Restructuring, as further described in the Company’s Form 8-K filed on April 8, 2010. The references herein to a private placement are made pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”) and are neither an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.
Item 3.02 Unregistered Sales of Equity Securities.
     The information described above under “Item 1.01. Entry into a Material Agreement” is hereby incorporated by reference. The issuance of the membership units at the completion of the Restructuring described in Item 1.01 will be effected without registration in reliance on Section 4(2) of the Securities Act and Regulation D promulgated thereunder, as a sale by the Company not involving a public offering.
     We have reasonable grounds to believe that each investor is an “accredited investor” within the meaning of Rule 501 of Regulation D. In addition, each investor was provided access to business and financial information about us and represented that it is capable of bearing the economic risk of the investment. Each certificate evidencing securities to be issued to the investors will include a legend to the effect that the membership units are not registered under the Securities Act of 1933 and cannot be resold absent registration or the availability of an applicable exemption from registration. No general solicitation or advertising was used in connection with the transactions.
Item 8.01 Other Information.
     On June 4, 2010, the Company sent out an update letter to existing unit holders. The unit holder letter is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Unit holder letter dated June 4, 2010.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2010	ADVANCED BIOENERGY, LLC
	By:	/s/ Richard R. Peterson
Richard R. Peterson

EXHIBIT INDEX

Exhibit
No.	Description	Manner of Filing

99.1	Unit holder letter dated June 4, 2010.	Filed Electronically